                                                                   EXHIBIT 20.22


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                         MONTHLY SERVICER'S CERTIFICATE

           Accounting Date:                                    January 31, 2000
                                                       -------------------------
           Determination Date:                                 February 7, 1999
                                                       -------------------------
           Distribution Date:                                 February 15, 1999
                                                       -------------------------
           Monthly Period Ending:                              January 31, 2000
                                                       -------------------------

           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                              Payments Received                                               $11,014,974.01
                              Liquidation Proceeds (excluding Purchase Amounts)                  $926,067.84
                              Current Monthly Advances                                            199,689.39
                              Amount of withdrawal, if any, from the Spread Account              $105,239.21
                              Monthly Advance Recoveries                                         (240,336.19)
                              Purchase Amounts-Warranty and Administrative
                                  Receivables                                                     ($4,769.05)
                              Purchase Amounts - Liquidated Receivables                                $0.00
                              Income from investment of funds in Trust Accounts                   $60,503.90
                                                                                            -----------------
           Total Available Funds                                                                                   $12,061,369.11
                                                                                                                 =================

           Amounts Payable on Distribution Date:
                              Reimbursement of Monthly Advances                                        $0.00
                              Backup Servicer Fee                                                      $0.00
                              Basic Servicing Fee                                                $199,734.10
                              Trustee and other fees                                                   $0.00
                              Class A-1 Interest Distributable Amount                                  $0.00
                              Class A-2 Interest Distributable Amount                                  $0.00
                              Class A-3 Interest Distributable Amount                                  $0.00
                              Class A-4 Interest Distributable Amount                            $716,057.49
                              Class A-5 Interest Distributable Amount                            $471,296.67
                              Noteholders' Principal Distributable Amount                      $9,348,336.68
                              Certificate Holders Interest Distributable Amount                  $148,571.79
                              Certificate Holders Principal Distributable Amount               $1,177,372.38
                              Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                  $0.00
                              Supplemental Servicing Fees (not otherwise paid
                                  to Servicer)                                                         $0.00
                              Spread Account Deposit                                                   $0.00
                                                                                            -----------------
           Total Amounts Payable on Distribution Date                                                              $12,061,369.11
                                                                                                                 =================


                                   Page 1 (1997-A)

   II.     Available Funds

           Collected Funds (see V)
                                  Payments Received                                           $11,014,974.01
                                  Liquidation Proceeds (excluding Purchase Amounts)              $926,067.84       $11,941,041.85
                                                                                            -----------------

           Purchase Amounts                                                                                            ($4,769.05)

           Monthly Advances

                                  Monthly Advances - current Monthly Period (net)                ($40,646.80)
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                          $0.00          ($40,646.80)
                                                                                            -----------------

           Income from investment of funds in Trust Accounts                                                           $60,503.90
                                                                                                                 -----------------

           Available Funds                                                                                         $11,956,129.90
                                                                                                                 =================

   III.    Amounts Payable on Distribution Date

           (i)(a)        Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                        $0.00

           (i)(b)        Outstanding Monthly Advances (not otherwise
                         reimbursed to Servicer and to be reimbursed
                         on the Distribution Date)                                                                          $0.00

           (i)(c)        Insurance Add-On Amounts (not otherwise
                         reimbursed to Servicer)                                                                            $0.00

           (ii)          Accrued and unpaid fees (not otherwise paid by
                         OFL or the Servicer):
                                  Owner Trustee                                                        $0.00
                                  Administrator                                                        $0.00
                                  Indenture Trustee                                                    $0.00
                                  Indenture Collateral Agent                                           $0.00
                                  Lockbox Bank                                                         $0.00
                                  Custodian                                                            $0.00
                                  Backup Servicer                                                      $0.00
                                  Collateral Agent                                                     $0.00                $0.00
                                                                                            -----------------

           (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                         $199,734.10

           (iii)(b)      Supplemental Servicing Fees (not otherwise paid
                         to Servicer)                                                                                       $0.00

           (iii)(c)      Servicer reimbursements for mistaken deposits or
                         postings of checks returned for insufficient
                         funds (not otherwise reimbursed to Servicer)                                                       $0.00

           (iv)          Class A-1 Interest Distributable Amount                                                            $0.00
                         Class A-2 Interest Distributable Amount                                                            $0.00
                         Class A-3 Interest Distributable Amount                                                            $0.00
                         Class A-4 Interest Distributable Amount                                                      $716,057.49
                         Class A-5 Interest Distributable Amount                                                      $471,296.67

           (v)           Noteholders' Principal Distributable Amount

                                  Payable to Class A-1 Noteholders                                                          $0.00
                                  Payable to Class A-2 Noteholders                                                  $9,348,336.68
                                  Payable to Class A-3 Noteholders                                                          $0.00
                                  Payable to Class A-4 Noteholders                                                          $0.00
                                  Payable to Class A-5 Noteholders                                                          $0.00

           (vi)          Certificate Holders Interest Distributable Amount                                            $148,571.79

           (vii)         Unpaid principal balance of the Class A-1 Notes
                         after deposit to the Note Distribution Account
                         of any funds in the Spread Account Class A-1 Holdback Subaccount
                         (applies only on the Class A-1 Final Scheduled
                          Distribution Date)                                                                                $0.00

           (viii)        Certificate Principal Distributable Amount                                                 $1,177,372.38

           (ix)          Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                                                                $0.00
                                                                                                                -----------------

                         Total amounts payable on Distribution Date                                                $12,061,369.11
                                                                                                                =================


                                   Page 2 (1997-A)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                                 Amount of excess, if any, of Available Funds
                                 over total amounts payable (or amount of such
                                 excess up to the Spread Account Maximum Amount)                                            $0.00

           Reserve Account Withdrawal on any Determination Date:

                                 Amount of excess, if any, of total amounts
                                 payable over Available Funds (excluding amounts
                                 payable under item (vii) of Section III)                                                   $0.00

                                 Amount available for withdrawal from the
                                 Reserve Account (excluding the Spread Account
                                 Class A-1 Holdback Subaccount), equal to the
                                 difference between the amount on deposit in the
                                 Reserve Account and the Requisite Reserve
                                 Amount (amount on deposit in the Reserve
                                 Account calculated taking into account any
                                 withdrawals from or deposits to the Reserve
                                 Account in respect of transfers of Subsequent
                                 Receivables)                                                                               $0.00

                                 (The amount of excess of the total amounts payable (excluding amounts payable under item
                                 (vii) of Section III) payable over Available
                                 Funds shall be withdrawn by the Indenture
                                 Trustee from the Reserve Account (excluding the
                                 Spread Account Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                                 Amount of withdrawal, if any, from the Reserve
                                 Account                                                                                    $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                                 Amount by which (a) the remaining principal
                                 balance of the Class A-1 Notes exceeds (b)
                                 Available Funds after payment of amounts set
                                 forth in item (v) of Section III                                                           $0.00

                                 Amount available in the Spread Account
                                 Class A-1 Holdback Subaccount                                                              $0.00

                                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                                 Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1 Holdback
                                 Subaccount, and deposited in the Note
                                 Distribution Account for payment to the Class
                                 A-1 Noteholders)

                                 Amount of withdrawal, if any, from the Spread
                                 Account Class A-1 Holdback Subaccount                                                      $0.00

           Deficiency Claim Amount:

                                 Amount of excess, if any, of total amounts
                                 payable over funds available for withdrawal
                                 from Reserve Amount, the Spread Account
                                 Class A-1 Holdback Subaccount and
                                 Available Funds                                                                            $0.00

                                 (on the Class A-1 Final Scheduled Distribution
                                 Date, total amounts payable will not include the remaining principal balance of the Class
                                 A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread
                                 Account Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                                 Amount of excess, if any, on the Distribution
                                 Date on or immediately following the end of the
                                 Funding Period, of (a) the sum of the Class A-1
                                 Prepayment Amount, the Class A-2 Prepayment
                                 Amount, the Class A-3 Prepayment Amount, the
                                 Class A-4 Prepayment Amount, and the Class A-5
                                 Prepayment Amount over (b) the amount on
                                 deposit in the Pre-Funding Account                                                         $0.00

           Class A-1 Maturity Shortfall:

                                 Amount of excess, if any, on the Class A-1
                                 Final Scheduled Distribution Date, of (a) the
                                 unpaid principal balance of the Class A-1 Notes
                                 over (b) the sum of the amounts deposited in
                                 the Note Distribution Account under item (v)
                                 and (vii) of Section III or pursuant to a
                                 withdrawal from the Spread Account
                                 Class A-1 Holdback Subaccount.                                                             $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)


                                   Page 3 (1997-A)

    V.     Collected Funds

           Payments Received:
                                  Supplemental Servicing Fees                                          $0.00
                                  Amount allocable to interest                                  3,052,118.92
                                  Amount allocable to principal                                 7,962,855.09
                                  Amount allocable to Insurance Add-On Amounts                         $0.00
                                  Amount allocable to Outstanding Monthly Advances
                                     (reimbursed to the Servicer prior to deposit
                                     in the Collection Account)                                        $0.00
                                                                                            -----------------

           Total Payments Received                                                                                 $11,014,974.01

           Liquidation Proceeds:
                                  Gross amount realized with respect to
                                     Liquidated Receivables                                       948,672.88

                                  Less: (i) reasonable expenses incurred by
                                     Servicer in connection with the collection
                                     of such Liquidated Receivables and the
                                     repossession and disposition of the related
                                     Financed Vehicles and (ii) amounts required
                                     to be refunded to Obligors on such
                                     Liquidated Receivables                                       (22,605.04)
                                                                                            -----------------

           Net Liquidation Proceeds                                                                                   $926,067.84

           Allocation of Liquidation Proceeds:
                                  Supplemental Servicing Fees                                          $0.00
                                  Amount allocable to interest                                         $0.00
                                  Amount allocable to principal                                        $0.00
                                  Amount allocable to Insurance Add-On Amounts                         $0.00
                                  Amount allocable to Outstanding Monthly Advances
                                     (reimbursed to the Servicer prior to
                                     deposit in the Collection Account)                                $0.00                $0.00
                                                                                            -----------------    -----------------

           Total Collected Funds                                                                                   $11,941,041.85
                                                                                                                 =================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                          $0.00
                                  Amount allocable to interest                                         $0.00
                                  Amount allocable to principal                                        $0.00
                                  Amount allocable to Outstanding Monthly Advances
                                     (reimbursed to the Servicer prior to
                                     deposit in the Collection Account)                                $0.00

           Purchase Amounts - Administrative Receivables                                                               ($4,769.05)
                                  Amount allocable to interest                                         $0.00
                                  Amount allocable to principal                                   ($4,769.05)
                                  Amount allocable to Outstanding Monthly Advances
                                     (reimbursed to the Servicer prior to
                                     deposit in the Collection Account)                                $0.00
                                                                                            -----------------

           Total Purchase Amounts                                                                                      ($4,769.05)
                                                                                                                 =================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                               $509,800.82

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                                  Payments received from Obligors                               ($240,336.19)
                                  Liquidation Proceeds                                                 $0.00
                                  Purchase Amounts - Warranty Receivables                              $0.00
                                  Purchase Amounts - Administrative Receivables                        $0.00
                                                                                            -----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                ($240,336.19)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                               ($240,336.19)

           Remaining Outstanding Monthly Advances                                                                     $269,464.63

           Monthly Advances - current Monthly Period                                                                  $199,689.39
                                                                                                                 -----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                 $469,154.02
                                                                                                                 =================

                                   Page 4 (1997-A)

  VIII.    Calculation of Interest and Principal Payments

           A. Calculation of Principal Distribution Amount

                      Payments received allocable to principal                                                      $7,962,855.09
                      Aggregate of Principal Balances as of the Accounting Date of all
                         Receivables that became Liquidated Receivables
                         during the Monthly Period                                                                  $2,567,623.02
                      Purchase Amounts - Warranty Receivables allocable to principal                                        $0.00
                      Purchase Amounts - Administrative Receivables allocable to principal                             ($4,769.05)
                      Amounts withdrawn from the Pre-Funding Account                                                        $0.00
                      Cram Down Losses                                                                                      $0.00
                                                                                                                 -----------------

                      Principal Distribution Amount                                                                $10,525,709.06
                                                                                                                 =================

           B. Calculation of Class A-1 Interest Distributable Amount

                      Class A-1 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-1 Noteholders on such Distribution Date)           $0.00

                      Multiplied by the Class A-1 Interest Rate                                     5.500%

                      Multiplied by actual days in the period or in the case of the first
                         Distribution Date, by 25/360                                          0.08611111                   $0.00
                                                                                            --------------

                      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                $0.00
                                                                                                                 -----------------

                      Class A-1 Interest Distributable Amount                                                               $0.00
                                                                                                                 =================

           C. Calculation of Class A-2 Interest Distributable Amount

                      Class A-2 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-2 Noteholders on such Distribution Date)           $0.00

                      Multiplied by the Class A-2 Interest Rate                                     6.125%

                      Multiplied by 1/12 or in the case of the first
                         Distribution Date, by 25/360                                          0.08333333                  $0.00
                                                                                           ---------------

                      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                $0.00
                                                                                                                 -----------------

                      Class A-2 Interest Distributable Amount                                                               $0.00
                                                                                                                 =================

           D. Calculation of Class A-3 Interest Distributable Amount

                      Class A-3 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-3 Noteholders on such Distribution Date)           $0.00

                      Multiplied by the Class A-3 Interest Rate                                     6.400%

                      Multiplied by 1/12 or in the case of the first Distribution Date,
                         by 25/360                                                             0.08333333                 $0.00
                                                                                           ----------------

                      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                $0.00
                                                                                                                 -----------------

                      Class A-3 Interest Distributable Amount                                                               $0.00
                                                                                                                 =================

           E. Calculation of Class A-4 Interest Distributable Amount

                      Class A-4 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-4 Noteholders on such Distribution Date) $129,700,978.69

                      Multiplied by the Class A-4 Interest Rate                                     6.625%

                      Multiplied by 1/12 or in the case of the first Distribution Date,
                         by 25/360                                                             0.08333333             $716,057.49
                                                                                         ----------------

                      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                $0.00
                                                                                                                 -----------------

                      Class A-4 Interest Distributable Amount                                                         $716,057.49
                                                                                                                 =================


                                   Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)                $83,170,000.00

           Multiplied by the Class A-5 Interest Rate                                                   6.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333          $471,296.67
                                                                                            -----------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 -----------------

           Class A-5 Interest Distributable Amount                                                                    $471,296.67
                                                                                                                 =================


H.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                     $0.00
           Class A-2 Interest Distributable Amount                                                     $0.00
           Class A-3 Interest Distributable Amount                                                     $0.00
           Class A-4 Interest Distributable Amount                                               $716,057.49
           Class A-5 Interest Distributable Amount                                               $471,296.67

           Noteholders' Interest Distributable Amount                                                               $1,187,354.15
                                                                                                                 =================

I.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                      $10,525,709.06

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
             Amount, the initial principal balance of the Class A-2 Notes over the
             Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
             Distribution Date minus that portion of the Principal Distribution
             Amount applied to retire the Class A-1 Notes and (iii) for each
             Distribution Date thereafter, outstanding principal balance of the
             Class A-2 Notes on the Determination Date over the Aggregate
             Principal Balance (plus any funds remaining on deposit in the
             Pre-Funding Account) as of the Accounting Date for the preceding
             Distribution Date)                                                                        88.81%       $9,348,336.68
                                                                                            -----------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                                 -----------------

           Noteholders' Principal Distributable Amount                                                              $9,348,336.68
                                                                                                                 =================

J.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                         $0.00
                                                                                                                 =================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                  $9,348,336.68
                                                                                                                 =================

                                   Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

           Certificate Holders Monthly Interest Distributable Amount:

           Certificate Balance (as of the close of business
              on the preceding Distribution Date)                                             $26,809,946.95

           Multiplied by the Certificate Pass-Through Rate                                             6.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333          $148,571.79
                                                                                            -----------------

           Plus any unpaid Certificate Interest Carryover Shortfall                                                         $0.00
                                                                                                                 -----------------

           Certificate Holders Interest Distributable Amount                                                          $148,571.79
                                                                                                                 =================

L.  Calculation of Certificate Principal Distributable Amount:

           Certificate Holders Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                      $10,525,709.06

           Multiplied by Certificateholders' Percentage ((i) for each
              Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
              Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each
              Distribution Date thereafter, 100% minus Noteholders' Percentage)                        11.19%       $1,177,372.38
                                                                                            -----------------

           Unpaid Certificate Holders Principal Carryover Shortfall                                                         $0.00
                                                                                                                 -----------------

           Certificate Holders Principal Distributable Amount                                                       $1,177,372.38
                                                                                                                 =================

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                        $0.00
                                                                                                                 -----------------
                                                                                                                            $0.00
                                                                                                                 =================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the Trust)
              plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
              the Pre-Funded Amount after giving effect to transfer of Subsequent
              Receivables over (ii) $0))                                                                                    $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to $100,000 or
              less as of the Distribution Date (see B below)                                                                $0.00
                                                                                                                 -----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                              Pre-Funded Amount                                                        $0.00
                                                                                            -----------------
                                                                                                                            $0.00
                                                                                                                 =================


                                   Page 7 (1997-A)

   IX.     Pre-Funding Account (cont.)

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
              Distribution Date) or the Pre-Funded Amount being reduced to $100,000
              or less on any Distribution Date                                                                   $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
              of the Pre-Funded Amount as of the Distribution Date)                                              $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                          $0.00
           Class A-2 Prepayment Premium                                                                          $0.00
           Class A-3 Prepayment Premium                                                                          $0.00
           Class A-4 Prepayment Premium                                                                          $0.00
           Class A-5 Prepayment Premium                                                                          $0.00

           Certificate Prepayment Premium                                                                        $0.00


                                   Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
              A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class
              A-5 Notes, and Certificates:

                      Product of (x) 6.34% (weighted average interest of Class
                      A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                      Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                      Rate and Certificate Interest Rate (based on the
                      outstanding Class A-1, Class A-2, Class A-3, Class A-4, and
                      Class A-5 principal balance and the Certificate Balance),
                      divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                      Distribution Date) and (z) 0 (the number of days until the
                      May 1997 Distribution Date))                                                                          $0.00

                      Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                      Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                      number of days until the April 1997 Distribution Date)                                               ($0.00)
                                                                                                                 -----------------


           Requisite Reserve Amount                                                                                        ($0.00)
                                                                                                                 =================

           Amount on deposit in the Reserve Account (other than the Spread Account
              Class A-1 Holdback Subaccount) as of the preceding Distribution Date
              or, in the case of the first Distribution Date, as of the Closing Date                                        $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account
              Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                  $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Spread Account Class A-1 Holdback Subaccount)
              over the Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the Indenture
              Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
              Subsequent Receivables)                                                                                 $105,239.21

           Less: withdrawals from the Reserve Account (other than the Spread Account
              Class A-1 Holdback Subaccount) to cover the excess, if any, of total
              amount payable over Available Funds (see IV above)                                                     ($105,239.21)
                                                                                                                 -----------------

           Amount remaining on deposit in the Reserve Account (other than the Spread
              Account Class A-1 Holdback Subaccount) after the Distribution Date                                            $0.00
                                                                                                                 =================

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                  $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
              Balance set forth in the Sale and Servicing Agreement) is greater than
              $0 (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                               $0.00

           Less withdrawal, if any, of amount from the Spread Account Class A-1
              Holdback Subaccount to cover a Class A-1 Maturity Shortfall (see IV
              above)                                                                                                        $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account
              Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled
              Maturity Date after giving effect to any payment out of the Spread
              Account Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
              Shortfall (amount of withdrawal to be released by the Indenture
              Trustee to the General Partners)                                                                              $0.00
                                                                                                                 -----------------

           Spread Account Class A-1 Holdback Subaccount immediately following the
              Distribution Date                                                                                             $0.00
                                                                                                                 =================


                                   Page 9 (1997-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly Period   $239,680,925.64
           Multiplied by Basic Servicing Fee Rate                                             1.00%
           Multiplied by Months per year                                                  0.083333%
                                                                                   ----------------

           Basic Servicing Fee                                                                         $199,734.10

           Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

           Supplemental Servicing Fees                                                                       $0.00
                                                                                                     --------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $199,734.10
                                                                                                                     ===============

  XIII.    Information for Preparation of Statements to Noteholders

           a.         Aggregate principal balance of the Notes as of first day
                        of Monthly Period
                          Class A-1 Notes                                                                                      $0.00
                          Class A-2 Notes                                                                                      $0.00
                          Class A-3 Notes                                                                                      $0.00
                          Class A-4 Notes                                                                            $129,700,978.69
                          Class A-5 Notes                                                                             $83,170,000.00

           b.         Amount distributed to Noteholders allocable to principal
                          Class A-1 Notes                                                                                      $0.00
                          Class A-2 Notes                                                                                      $0.00
                          Class A-3 Notes                                                                                      $0.00
                          Class A-4 Notes                                                                              $9,348,336.68
                          Class A-5 Notes                                                                                      $0.00

           c.         Aggregate principal balance of the Notes (after giving
                        effect to distributions on the Distribution Date)
                          Class A-1 Notes                                                                                      $0.00
                          Class A-2 Notes                                                                                      $0.00
                          Class A-3 Notes                                                                                      $0.00
                          Class A-4 Notes                                                                            $120,352,642.01
                          Class A-5 Notes                                                                             $83,170,000.00

           d.         Interest distributed to Noteholders
                          Class A-1 Notes                                                                                      $0.00
                          Class A-2 Notes                                                                                      $0.00
                          Class A-3 Notes                                                                                      $0.00
                          Class A-4 Notes                                                                                $716,057.49
                          Class A-5 Notes                                                                                $471,296.67

           e.         Remaining Certificate Balance                                                                   $25,632,574.57

           f.         1.  Class A-1 Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      2.  Class A-2 Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      3.  Class A-3 Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      4.  Class A-4 Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      5.  Class A-5 Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      7.  Certificate Interest Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00
                      8.  Certificate Principal Carryover Shortfall, if any (and
                          change in amount from preceding statement)                                                           $0.00

                                     Page 10 (1997-A)

   XIV.    Information for Preparation of Statements to Noteholders (continued)
           g.         Amount distributed payable out of amounts withdrawn from
                         or pursuant to:
                      1.  Reserve Account                                                              $105,239.21
                      2.  Spread Account Class A-1 Holdback Subaccount                                       $0.00
                      3.  Claim on the Note Policy                                                           $0.00

           h.         Remaining Pre-Funded Amount                                                                              $0.00

           i.         Remaining Reserve Amount                                                                                 $0.00

           j.         Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

           k.         Prepayment amounts
                          Class A-1 Prepayment Amount                                                                          $0.00
                          Class A-2 Prepayment Amount                                                                          $0.00
                          Class A-3 Prepayment Amount                                                                          $0.00
                          Class A-4 Prepayment Amount                                                                          $0.00
                          Class A-5 Prepayment Amount                                                                          $0.00

           l.         Prepayment Premiums
                          Class A-1 Prepayment Premium                                                                         $0.00
                          Class A-2 Prepayment Premium                                                                         $0.00
                          Class A-3 Prepayment Premium                                                                         $0.00
                          Class A-4 Prepayment Premium                                                                         $0.00
                          Class A-5 Prepayment Premium                                                                         $0.00

           m.         Total of Basic Servicing Fee, Supplemental Servicing Fees
                         and other fees, if any, paid by the Trustee on behalf of
                         the Trust                                                                                       $199,734.10

           n.         Note Pool Factors (after giving effect to distributions
                         on the Distribution Date)
                          Class A-1 Notes                                                                                 0.00000000
                          Class A-2 Notes                                                                                 0.00000000
                          Class A-3 Notes                                                                                 0.00000000
                          Class A-4 Notes                                                                                 0.72795404
                          Class A-5 Notes                                                                                 1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
           a.         Aggregate Certificate Balance as of first day of Monthly
                         Period                                                                                       $26,809,946.95

           b.         Amount distributed to Certificateholders allocable to
                         principal                                                                                     $1,177,372.38

           c.         Aggregate  Certificate Balance (after giving effect to
                         distributions on the Distribution Date)                                                      $25,632,574.57

           d.         Interest distributed to  Certificateholders                                                        $148,571.79

           e.         Remaining  Certificate Balance                                                                  $25,632,574.57

           f.         Aggregate principal balance of the Notes (after giving
                         effect to distributions on the Distribution Date)
                          Class A-1 Notes                                                                                      $0.00
                          Class A-2 Notes                                                                                      $0.00
                          Class A-3 Notes                                                                                      $0.00
                          Class A-4 Notes                                                                            $120,352,642.01
                          Class A-5 Notes                                                                             $83,170,000.00

           g.         1.  Class A-1 Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      2.  Class A-2 Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      3.  Class A-3 Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      4.  Class A-4 Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      5.  Class A-5 Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      7.  Certificate Interest Carryover Shortfall, if any, (and
                          change in amount from preceding statement)                                                           $0.00
                      8.  Certificate Principal Carryover Shortfall, if any,
                          (and change in amount from preceding statement)                                                      $0.00

           h.         Amount distributed payable out of amounts withdrawn from
                         or pursuant to:
                      1.  Reserve Account                                                              $105,239.21
                      2.  Spread Account                                                                     $0.00
                      3.  Claim on the Certificate Policy                                                    $0.00

           i.         Remaining Pre-Funded Amount                                                                              $0.00

           j.         Remaining Reserve Amount                                                                                 $0.00

           k.         Certificate Prepayment Amount                                                                            $0.00

           l.         Certificate Prepayment Premium                                                                           $0.00

           m.         Total of Basic Servicing Fee, Supplemental Servicing Fees
                         and other fees, if any, paid by the Trustee on behalf of
                         the Trust                                                                                       $199,734.10

           n.         Certificate Pool Factor (after giving effect to
                         distributions on the Distribution Date)                                                          0.33074290


                                Page 11 (1997-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                           $774,999,994.84
                      Subsequent Receivables                                                                                   $0.00
                                                                                                                     ---------------
                      Original Pool Balance at end of Monthly Period                                                 $774,999,994.84
                                                                                                                     ===============

                      Aggregate Principal Balance as of preceding Accounting Date                                     239,680,925.64
                      Aggregate Principal Balance as of current Accounting Date                                      $229,155,216.58



        Monthly Period Liquidated Receivables                          Monthly Period Administrative Receivables

                   Loan #                         Amount                             Loan #            Amount
                   ------                         ------                             ------            ------
            see attached listing               $2,567,623.02           see attached listing            $(4,769.05)
                                                       $0.00                                                $0.00
                                                       $0.00                                                $0.00
                                                       $0.00                                                $0.00
                                               --------------                                          -----------
                                               $2,567,623.02                                           ($4,769.05)
                                               ==============                                          ===========


  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                 $18,006,332.30

           Aggregate Principal Balance as of the Accounting Date       $229,155,216.58
                                                                       ---------------

           Delinquency Ratio                                                                           7.85770124%
                                                                                                       ==========

        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                          ------------------------------------
                                   Name:  Scott R. Fjellman
                                          ------------------------------------
                                   Title: Vice President / Securitization
                                          ------------------------------------



                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING JANUARY 31, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $775,000,000.00

                              AGE OF POOL (IN MONTHS)                                         35

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
               of all Receivables delinquent more than 30 days with
               respect to all or any portion of a Scheduled Payment
               as of the Accounting Date                                                           $18,006,332.30

           Aggregate Principal Balance as of the Accounting Date                                  $229,155,216.58
                                                                                                  ----------------

           Delinquency Ratio                                                                                             7.85770124%
                                                                                                                    ===============


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                              7.85770124%

           Delinquency ratio - preceding Determination Date                                            8.30171572%

           Delinquency ratio - second preceding Determination Date                                     7.58979556%
                                                                                                   ----------------


           Average Delinquency Ratio                                                                                     7.91640418%
                                                                                                                    ===============


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                       $120,487,322.74

           Add:       Sum of Principal Balances (as of the Accounting Date)
                        of Receivables that became Liquidated Receivables during
                        the Monthly Period or that became Purchased Receivables
                        during Monthly Period (if delinquent more than 30 days
                        with respect to any portion of a Scheduled Payment at time
                        of purchase)                                                                                  $2,567,623.02
                                                                                                                    ---------------

           Cumulative balance of defaults as of the current Accounting Date                                         $123,054,945.76

                      Sum of Principal Balances (as of the Accounting
                        Date) of 90+ day delinquencies                                               5,265,423.73

                                  Percentage of 90+ day delinquencies applied to
                                    defaults                                                               100.00%    $5,265,423.73
                                                                                                   ---------------- ---------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
             current Accounting Date                                                                                $128,320,369.49
                                                                                                                    ===============




    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                        16.5574670%

           Cumulative Default Rate - preceding Determination Date                                      16.2630138%

           Cumulative Default Rate - second preceding Determination Date                               15.9108123%


                                Page 1 (1997-A)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                $58,280,581.10

           Add:       Aggregate of Principal Balances as of the Accounting
                       Date (plus accrued and unpaid interest thereon to the end
                       of the Monthly Period) of all Receivables that became
                       Liquidated Receivables or that became Purchased
                       Receivables and that were delinquent more than 30 days
                       with respect to any portion of a Scheduled Payment as of
                       the Accounting Date                                                         $2,567,623.02
                                                                                                 ----------------

                      Liquidation Proceeds received by the Trust                                    ($926,067.84)    $1,641,555.18
                                                                                                 ----------------  ---------------

           Cumulative net losses as of the current Accounting Date                                                  $59,922,136.28

                       Sum of Principal Balances (as of the Accounting
                        Date) of 90+ day delinquencies                                             $5,265,423.73

                                       Percentage of 90+ day delinquencies
                                        applied to losses                                                  40.00%     $2,106,169.49
                                                                                                 ----------------   ---------------

           Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $62,028,305.77
                                                                                                                    ===============




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          8.0036524%

           Cumulative Net Loss Rate - preceding Determination Date                                                        7.8065800%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 7.5774682%






VIII.      Classic/Premier Loan Detail
                                                                            Classic            Premier               Total
                                                                            -------            -------               -----
           Aggregate Loan Balance, Beginning                           $ 125,212,642.30     $114,468,283.34     $239,680,925.64
             Subsequent deliveries of Receivables                                  0.00                0.00                0.00
             Prepayments                                                  (1,130,584.83)      (1,529,804.63)      (2,660,389.46)
             Normal loan payments                                         (2,620,207.38)      (2,682,258.25)      (5,302,465.63)
             Defaulted Receivables                                        (1,583,132.33)        (984,490.69)      (2,567,623.02)
             Administrative and Warranty Receivables                               0.00            4,769.05            4,769.05
                                                                       -----------------    ----------------    ----------------
           Aggregate Loan Balance, Ending                               $119,878,717.76     $109,276,498.82     $229,155,216.58
                                                                       =================    ================    ================

           Delinquencies                                                  11,346,779.32        6,659,552.98      $18,006,332.30
           Recoveries                                                       $532,926.53         $393,141.31         $926,067.84
           Net Losses                                                      1,050,205.80          591,349.38       $1,641,555.18


  VIII.    Other Information Provided to FSA
           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                         $229,155,216.58
              Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                             0.0158%
                                                                                            ---------------
                          Amount due for current period                                                             $36,282.91
                                                                                                                ==============


           B. Dollar amount of loans that prepaid during the Monthly Period                                      $2,660,389.46
                                                                                                                ==============

              Percentage of loans that prepaid during the Monthly Period                                            1.16095522%
                                                                                                                ==============


                                Page 2 (1997-A)

           Spread Account Information                                                       $                 %
           Beginning Balance                                                         $20,972,080.99       9.15191079%

           Deposit to the Spread Account                                                      $0.00       0.00000000%
           Spread Account Additional Deposit                                                  $0.00       0.00000000%
           Withdrawal from the Spread Account                                          ($114,371.81)     -0.04991019%
           Disbursements of Excess                                                     ($927,662.60)     -0.40481845%
           Interest earnings on Spread Account                                          $121,034.87       0.05281785%
                                                                                    ----------------    --------------

           Sub-Total                                                                 $20,051,081.45       8.75000000%
           Spread Account Recourse Reduction Amount                                           $0.00       0.00000000%
                                                                                    ----------------    --------------
           Ending Balance                                                            $20,051,081.45       8.75000000%
                                                                                    ================    ==============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association      $20,051,081.45       8.75000000%
                                                                                    ================    ==============

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 1, 1999

                 Loss            Default        Loss Event      Default Event
   Month      Performance      Performance      of Default        of Default
--------------------------------------------------------------------------------
      3          1.06%             2.18%           1.31%             2.56%
      6          2.13%             4.37%           2.38%             5.10%
      9          3.08%             6.33%           3.33%             7.39%
     12          3.93%             8.08%           4.18%             9.44%
     15          5.05%            10.41%           5.30%            12.16%
     18          6.08%            12.53%           6.33%            14.63%
     21          6.98%            14.37%           7.23%            16.78%
     24          7.76%            15.97%           8.01%            18.66%
     27          8.16%            16.81%           8.41%            19.63%
     30          8.49%            17.48%           8.74%            20.43%
     33          8.78%            18.08%           9.03%            21.11%
     36          9.02%            18.59%           9.27%            21.71%
     39          9.14%            18.83%           9.39%            21.99%
     42          9.23%            19.02%           9.48%            22.21%
     45          9.31%            19.19%           9.56%            22.40%
     48          9.38%            19.31%           9.63%            22.56%
     51          9.43%            19.42%           9.68%            22.69%
     54          9.47%            19.52%           9.72%            22.79%
     57          9.51%            19.58%           9.76%            22.87%
     60          9.53%            19.64%           9.78%            22.93%
     63          9.54%            19.67%           9.79%            22.97%
     66          9.56%            19.69%           9.81%            23.00%
     69          9.57%            19.70%           9.82%            23.01%
     72          9.57%            19.71%           9.82%            23.02%
--------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 7.33%                                    Yes____X___      No________

           Cumulative Default Rate (see above table)                                                   Yes________      No____X___

           Cumulative Net Loss Rate (see above table)                                                  Yes________      No____X___

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                         Yes________      No____X___

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                            Yes________      No____X___

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing            Yes________      No____X___

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                       Yes________      No____X___

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA FINANCIAL LTD.

                                     By:
                                            --------------------------------

                                     Name:  Scott R. Fjellman
                                            --------------------------------
                                     Title: Vice President / Securitization


                                Page 3 (1997-A)